UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2013

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-169152	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

641 Lexington Ave

Suite 1526

New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212.634.6410

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 21, 2013, the board of directors (the “Board”) of Staffing 360 Solutions, Inc. (the “Company”) appointed Peter J. Goldstein as Secretary and Treasurer the Company. On that same day, the Board increased its size from three (3) to four (4) members and appointed Peter J. Goldstein, to fill the vacancy as the Chairman of the Board.

Peter J. Goldstein , 50, Treasurer, Secretary, Chairman of the Board.

Mr. Goldstein is the co-founder of TRIG Capital Group, LLC, a New York-based private equity firm formed in 2011. Additionally, since December, 1999, Mr. Goldstein has served as the Founder, CEO and Chairman of Grandview Capital Partners. Inc. which is currently an office of supervisory jurisdiction at Blackwall Capital Markets, Inc., a FINRA registered Broker Dealer In addition, from December 2006 to April 2012, Mr. Goldstein served as the Founder, Chief Executive Officer and Director of Grandview Capital, Inc., a registered broker-dealer and an investment banking and securities brokerage firm. From March 2008 to April 2012, Mr. Goldstein has served as the Founder, Chief Executive Officer and Director of Grandview Capital Advisors, Inc., an affiliate of Grandview Capital, Inc.  Grandview Capital Advisors, Inc. a registered investment advisory firm, registered in the state of Florida. Since May 2006, Mr. Goldstein has served as the President and Director of Grandview Consultants, a company which provides management consulting services. From January 1997 through September 2008, Mr. Goldstein was Founder, President and Director of Global Business Resources, which provided financial, operational and organizational consulting services to private and emerging companies within the United States and international markets.

Mr. Goldstein has an MBA in International Business from the University of Miami and holds the Series 7, 24, 79, 99 and 66 registrations with FINRA. He is also a member of the National Investment Banking Association.

Mr. Goldstein’s qualifications to serve on our board of directors include his extensive financial and management experience.

Family Relationships

No family relationship has ever existed between any director, executive officer of the Company, and any person contemplated to become such.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreements

The Company has not entered into an employment agreement with Mr. Goldstein.

Item 8.01	Other Events.

On March 25, 2013, the Company issued a press release announcing the appointment of Peter J. Goldstein as Secretary, Treasurer, and Chairman of the Board of Directors of the Company, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release Dated March 25, 2013, “Staffing 360 Solutions Names Peter J. Goldstein as Chairman.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2013

STAFFING 360 SOLUTIONS, INC.

By:	/s/ Alfonso J. Cervantes
Alfonso J. Cervantes President